SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 16, 2002


                            ULTRASTRIP SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Florida                 000-25663             65-0841549
 ----------------------------     --------------      -------------------
 (State or other jurisdiction     (Commission         (IRS Employer
  of incorporation)               File Number)        Identification No.)


                 3515 S.E. Lionel Terrace, Stuart, Florida 34997
     ----------------------------------------------------------- ----------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (772) 287-4846



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Item 5.     Other Events.

            On August 16, 2002, UltraStrip Systems, Inc. announced its financial results for the year ended December 31, 2001, as well as a restatement of its previously reported financial results for 1999 and 2000 and its previously reported quarterly financial statements for prior periods. A copy of the press release making such announcement is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 7.     Financial Statements and Exhibits.

            (c)  Exhibits

            99.1  Press Release dated August 16, 2002

                                  Page 2 of 4

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            ULTRASTRIP SYSTEMS, INC.


                            By:      /s/ Robert O. Baratta
                                     -----------------------------------
                                     Name: Robert O. Baratta
                                     Title: President, Chief Executive Officer
                                     And Vice Chairman

Dated:  August 16, 2002

                                  Page 3 of 4

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                                  EXHIBIT INDEX
                                  -------------


         99.l              Press Release dated August 16, 2002

                                  Page 4 of 4